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                                                                    Exhibit 21.1


                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                         LIST OF SUBSIDIARIES/AFFILIATES

1.       AIP/GREENBRIER GP, INC., - Texas corporation

2.       AIP OFFICE FLEX II LLC - Ohio limited liability company

3.       AIP OPERATING, L.P., - Delaware limited partnership

4.       AIP/POST OFFICE GP, INC., - Delaware corporation

5.       AIP PROPERTIES #1, L.P., -  Delaware limited partnership

6.       AIP PROPERTIES #3, L.P., -  Delaware limited partnership

7.       AIP PROPERTIES #3 GP, INC., - Texas corporation

8.       AIP-SWAG GP, INC., - Texas corporation

9.       AIP-SWAG OPERATING PARTNERSHIP, L.P., - Delaware limited partnership

10.      AIP TAMARAC, INC., - Texas corporation

11. AMERICAN INDUSTRIAL PROPERTIES REIT - Texas real estate investment trust

12.      AMERICAN INDUSTRIAL PROPERTIES REIT, INC., - Maryland corporation

13.      AURORA CENTER PARTNERS LLC - Ohio limited liability company

14.      BANDERA COVENTRY LLC - Ohio limited liability company

15.      BANDERA POINTE INVESTMENT LLC - Delaware limited liability company

16.      BELDEN PARK CROSSINGS I LLC - Ohio limited liability company

17.      CENTERTON SQUARE LLC - Delaware limited liability company

18.      CHELMSFORD ASSOCIATES LLC, - Delaware limited liability company

19.      COMMUNITY I LLC -  Delaware limited liability company

20.      COMMUNITY CENTERS ONE L.L.C. - Delaware limited liability company


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21.      COMMUNITY CENTERS TWO L.L.C. - Delaware limited liability company

22.      COMMUNITY CENTERS THREE, L.L.C. - Delaware limited liability company

23. CONTINENTAL SAWMILL LIMITED LIABILITY COMPANY - Ohio limited liability company

24.      CONTINENTAL SAWMILL LIMITED PARTNERSHIP - Ohio limited partnership

25.      COON RAPIDS RIVERDALE VILLAGE LLC  - Ohio limited liability company

26.      COVENTRY LONG BEACH PLAZA LLC, - Delaware limited liability company

27.      COVENTRY REAL ESTATE PARTNERS, LTD. (fka Retail Value Management Ltd.)
         - Ohio limited liability company

28.      COVENTRY ROUND ROCK LLC - Ohio limited liability company

29.      CRRV CENTRAL LLC - a Delaware limited liability company

30.      CRRV PERIMETER ONE LLC - a Delaware limited liability company

31.      CRRV PERIMETER TWO LLC - a Delaware limited liability company

32.      DD COMMUNITY CENTERS ONE, INC. - Ohio corporation

33.      DD COMMUNITY CENTERS TWO, INC. - Ohio corporation

34.      DD COMMUNITY CENTERS THREE, INC. - Ohio corporation

35.      DD COMMUNITY CENTERS FIVE INC. - Ohio corporation

36.      DD COMMUNITY CENTERS SEVEN, INC. - Delaware corporation

37.      DD COMMUNITY CENTERS EIGHT, INC. - Delaware corporation

38. DD COMMUNITY CENTERS INVESTMENTS LLC - Delaware limited liability company

39.      DD DEVELOPMENT COMPANY, INC. - Ohio corporation

40.      DD DEVELOPMENT COMPANY II, INC. - Ohio corporation

41.      DDPD OPP LLC - Maryland limited liability company



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42.      DDR CM, INC. - California corporation (Affiliate)

43.      DDR CHANDLER LLC - Ohio limited liability company

44.      DDR CONTINENTAL INC. - Ohio corporation

45.      DDR CONTINENTAL LP - Ohio limited partnership

46.      DDR CROSSROADS CENTER LLC - Ohio limited liability company

47.      DDR DB DEVELOPMENT VENTURES LP - Texas limited partnership

48.      DDR DB OPPORTUNITY SUB, INC. - Ohio corporation

49.      DDR DB OUTLOT LP - Texas limited partnership

50.      DDR DB SA PHASE II LP - Texas limited partnership

51.      DDR DB SA VENTURES LP - Texas limited partnership

52.      DDR DOWNREIT LLC - Ohio limited liability company

53.      DDR EASTGATE PLAZA LLC - a Delaware limited liability company

54.      DDR FAMILY CENTERS I INC. - Ohio corporation

55.      DDR FAMILY CENTERS LP  - a Delaware limited partnership

56.      DDR FC LAKEPOINTE LLC - a Delaware limited liability company

57.      DDR FOSSIL CREEK LLC - a Delaware limited liability company

58.      DDR HARBISON COURT LLC - a Delaware limited liability company

59.      DDR HENDON NASSAU PARK II LP - Georgia limited partnership

60. DDR HERMES ASSOCIATES L.C. (FKA DDR VIC II L.C.) - Utah limited liability company

61.      DDR INDEPENDENCE LLC - Delaware limited liability company

62.      DDR KILDEER INC. - Illinois corporation



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63.      DDR LIBERTY FAIR, INC. - Delaware corporation

64. DDR LONG BEACH LLC (FKA DDR OLIVERMCMILLAN LONG BEACH LLC), - Delaware limited liability company

65.      DDR MANAGEMENT LLC - a Delaware limited liability company

66.      DDR MICHIGAN II LLC - Ohio limited liability company

67.      DDR NASSAU PARK II INC. - Ohio corporation

68.      DDR NASSAU PAVILION ASSOCIATES LP - Georgia limited partnership

69.      DDR NASSAU PAVILION INC. - Ohio corporation

70. DDR OCEANSIDE LLC (FKA DDR OLIVERMCMILLAN OCEANSIDE LLC), - Delaware limited liability company

71.      DDR OFFICE FLEX CORPORATION - Delaware corporation

72.      DDR OFFICE FLEX LP - Ohio limited partnership

73.      DDR OHIO OPPORTUNITY LLC - Ohio limited liability company

74.      DDR OHIO OPPORTUNITY II LLC - Ohio limited liability company

75.      DDR OHIO OPPORTUNITY III LLC - Ohio limited liability company

76.      DDR PARADISE LLC - Ohio limited liability company

77.      DDR PASEO LLC - Delaware limited liability company

78. DDR P&M ASPEN GROVE LIFESTYLE CENTER PROPERTIES, LLC, - Delaware limited liability company

79.      DDR/POST OFFICE LIMITED PARTNERSHIP - a Virginia limited partnership

80.      DDR QUEENSWAY LLC - Ohio limited liability company

81.      DDR QUEENSWAY CM LLC - Ohio limited liability company (Affiliate)

82.      DDR REAL ESTATE SERVICES INC. - California corporation (Affiliate)



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83.      DDR REALTY COMPANY (FKA DDR REALTY TRUST, INC.) - Maryland Real Estate
         Investment Trust

84. DDR RENO LLC (FKA DDR OLIVERMCMILLAN RENO LLC), - Delaware limited liability company

85.      DDR RIVERCHASE LLC - a Delaware limited liability company

86. DDR SANSONE DEVELOPMENT VENTURES LLC - Missouri limited liability company

87.      DDR SM LLC - a Delaware limited liability company

88.      DDR/TECH 29 LIMITED PARTNERSHIP, - Maryland limited partnership

89.      DDR TINTON FALLS, LLC, - Ohio limited liability company

90.      DDR TRANSITORY SUB, INC. - a Maryland corporation

91. DDR URBAN, INC. (FKA DDR OLIVERMCMILLAN INC.) - Delaware corporation (Affiliate)

92. DDR URBAN LP (FKA DDR OLIVERMCMILLAN LP) - Delaware limited partnership (Affiliate)

93. DDR UNIVERSITY SQUARE ASSOCIATES L.C. (FKA DDR BIG V ASSOCIATES L.C.) - Utah limited liability company

94.      DDR VAN NESS, INC. - Ohio corporation

95.      DDR/VAN NESS OPERATING COMPANY, L.P. - Delaware limited partnership

96.      DDR VIC I L.C. - Utah limited liability company

97.      DDR WATERTOWN LLC - Ohio limited liability company

98.      DDR WILSHIRE, INC. - Ohio corporation

99.      DDR WOODMONT LLC -  Delaware limited liability company

100.     DDRA COMMUNITY CENTERS FOUR, L.P. - Texas limited partnership

101.     DDRA COMMUNITY CENTERS FIVE, L.P. -  Delaware limited partnership

102.     DDRA COMMUNITY CENTERS SIX, L.P. -  Delaware limited partnership

103.     DDRA COMMUNITY CENTERS SEVEN, L.P. - Delaware limited partnership


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104.     DDRA COMMUNITY CENTERS EIGHT, L.P. - Delaware limited partnership

105.     DDRA KILDEER LLC -  Delaware limited liability company

106.     DDRC GATEWAY LLC - Delaware limited liability company

107.     DDRC GREAT NORTHERN LIMITED PARTNERSHIP - Ohio limited partnership

108.     DDRC MICHIGAN LLC - Ohio limited liability company

109.     DDRC P&M DEER PARK TOWN CENTER LLC - Ohio limited liability company

110.     DDRC PDK EASTON LLC - Ohio limited liability company

111.     DDRC PDK HAGERSTOWN LLC - Ohio limited liability company

112.     DDRC PDK SALISBURY LLC - Ohio limited liability company

113.     DDRC PDK SALISBURY PHASE III LLC - Ohio limited liability company

114.     DDRC PIKE ENTERTAINMENT LLC - California limited liability company

115.     DDRC SALEM LLC - Delaware limited liability company

116.     DEVELOPERS DIVERSIFIED OF ALABAMA, INC. - Alabama corporation

117.     DEVELOPERS DIVERSIFIED BROADVIEW VILLAGE LP - Ohio limited partnership

118. DEVELOPERS DIVERSIFIED CENTENNIAL PROMENADE LP - Ohio limited partnership

119.     DEVELOPERS DIVERSIFIED COOK'S CORNER LP - Ohio limited partnership

120.     DEVELOPERS DIVERSIFIED FINANCE CORPORATION - Ohio corporation

121.     DEVELOPERS DIVERSIFIED OF INDIANA, INC. - Ohio corporation

122.     DEVELOPERS DIVERSIFIED LANSING LANDINGS LP - Ohio limited partnership

123.     DEVELOPERS DIVERSIFIED OF MISSISSIPPI, INC. - Ohio corporation

124.     DEVELOPERS DIVERSIFIED OF PENNSYLVANIA, INC. - Ohio corporation


                                     Page 6
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125.     DEVELOPERS DIVERSIFIED OF TENNESSEE, INC. - Ohio corporation

126.     DLA VENTURES LLC - Ohio limited liability company

127.     DOTRS LIMITED LIABILITY COMPANY - Ohio limited liability company

128. DREXEL WASHINGTON LIMITED LIABILITY COMPANY - Ohio limited liability company

129.     DREXEL WASHINGTON LIMITED PARTNERSHIP - Ohio limited partnership

130.     EASTCHASE MARKET INC. - Ohio corporation

131.     EASTCHASE MARKET L.P. - Texas limited partnership

132. EASTON MARKET LIMITED LIABILITY COMPANY - Delaware limited liability company

133.     ENERGY MANAGEMENT STRATEGIES, INC. - Delaware corporation

134.     FOOTHILLS TOWNE CENTER II, INC. - Ohio corporation

135.     FOOTHILLS TOWNE CENTER III, INC. - Ohio corporation

136.     FORT UNION ASSOCIATES, L.C. - Utah limited liability company

137.     GS II BIG OAKS LLC - Delaware limited liability company

138.     GS II BROOK HIGHLAND LLC - Delaware limited liability company

139.     GS II DDR LLC - Ohio limited liability company

140.     GS II GREEN RIDGE LLC - Delaware limited liability company

141.     GS II INDIAN HILLS LLC - Delaware limited liability company

142.     GS II JACKSONVILLE REGIONAL LLC - Delaware limited liability company

143.     GS II OXFORD COMMONS LLC - Delaware limited liability company

144.     GS II NORTH POINTE LLC - Delaware limited liability company

145.     GS II UNIVERSITY CENTRE LLC - Delaware limited liability company


                                     Page 7
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146.     GS II UPTOWN SOLON LLC - Delaware limited liability company

147.     GS BOARDMAN LLC, - Delaware limited liability company

148.     GS BRENTWOOD LLC, - Delaware limited liability company

149.     GS CENTENNIAL LLC, - Delaware limited liability company

150.     GS DDR LLC, - Ohio- limited liability company

151.     GS ERIE LLC, -  Delaware limited liability company

152.     GS SUNSET LLC, -  Delaware limited liability company

153.     HAGERSTOWN DEVELOPMENT LLC - Ohio limited liability company

154.     HAGERSTOWN TIF LLC - Ohio limited liability company

155.     HENDON/DDR/BP, LLC - Delaware limited liability company

156.     HERMES ASSOCIATES  - Utah general partnership

157.     HERMES ASSOCIATES, LTD. - Utah limited partnership

158. HIGHLAND GROVE LIMITED LIABILITY COMPANY - Ohio limited liability company

159.     HISTORIC VAN NESS LLC - California limited liability company

160.     JEFFERSON COUNTY PLAZA LLC - a Missouri limited liability company

161.     KLA/SM, LLC - Delaware limited liability company

162.     KLA/SM IA, LLC - Delaware limited liability company

163.     KLA/SM CM, LLC - Delaware limited liability company

164.     KLA/SM NEWCO PARENT, LLC - Delaware limited liability company

165.     KLA/SM NEWCO PARENT II, LLC - Delaware limited liability company

166.     KLA/SM NEWCO LTCB, LLC - Delaware limited liability company


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167.     KLA/SM NEWCO LTCB II, LLC - Delaware limited liability company

168.     KLA/SM NEWCO GC, LLC - Delaware limited liability company

169.     KLA/SM NEWCO GC II, LLC - Delaware limited liability company

170.     LAFRONTERA INVESTMENT LLC - Delaware limited liability company

171.     LENNOX TOWN CENTER LIMITED - Ohio limited liability company

172.     LIBERTY FAIR VA LP - Virginia limited partnership

173.     LIBERTY FAIR VA II LP - Virginia limited partnership

174.     MACEDONIA COMMONS LTD. - Ohio limited liability company

175. MAPLE GROVE CROSSING LIMITED LIABILITY COMPANY - Ohio limited liability company

176.     MERRIAM TOWN CENTER LTD. - Ohio limited liability company

177.     MZ I COMMUNITY I LLC - Delaware limited liability company

178.     MZ II COMMUNITY I LLC - Delaware limited liability company

179.     ORIX SANSONE BRENTWOOD L.L.C. - Illinois limited liability company

180.     PARCEL J-1B LIMITED PARTNERSHIP, - Virginia limited partnership

181.     PASEO COLORADO HOLDINGS LLC - Delaware limited liability company

182.     PEDRO COMMUNITY CENTERS, INC. - Ohio corporation

183. PLAINVILLE CONNECTICUT L.L.C. (FKA DDR CONNECTICUT L.L.C.) - Ohio limited liability company

184. PLAINVILLE DEVELOPMENT L.P. (FKA DDR PLAINVILLE DEVELOPMENT L.P.) - Ohio limited partnership

185.     PLAINVILLE INVESTMENT IA, LLC - Delaware limited liability company

186. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP I - Delaware limited partnership

187. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IA, - Delaware limited partnership


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188.     RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IB, - Delaware
         limited partnership

189. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP II - Delaware limited partnership

190. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IIA, - Delaware limited partnership

191. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP III - Delaware limited partnership

192. RETAIL VALUE INVESTMENT PROGRAM IIIA LIMITED PARTNERSHIP, - Delaware limited partnership

193. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IIIB, - Delaware limited partnership

194. RETAIL VALUE INVESTMENT PROGRAM IIIC LIMITED PARTNERSHIP, - Delaware limited partnership

195. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IV - Delaware limited partnership

196. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IVA, - Delaware limited partnership

197. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP V - Delaware limited partnership

198. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP VI - Delaware limited partnership

199. RETAIL VALUE INVESTMENT PROGRAM VII LIMITED LIABILITY COMPANY, - Delaware limited liability company

200. RETAIL VALUE INVESTMENT PROGRAM VIII LIMITED PARTNERSHIP - Delaware limited partnership

201.     RIVERDALE RETAIL ASSOCIATES L.C. - Utah limited liability company

202.     ROCKY MOUNTAIN REAL ESTATE L.L.C. - Utah limited liability company

203.     RVIP III BURNHAM LIMITED PARTNERSHIP - Delaware limited partnership

204.     RVIP CA/WA/OR PORTFOLIO LLC, - Delaware limited liability company

205.     RVIP OLYMPIAD PLAZA MANAGER LLC, - Delaware limited liability company

206.     RVIP PUENTE HILLS LLC, - Delaware limited liability company

207.     RVIP PUENTE HILLS MANAGER LLC, - Delaware limited liability company

208.     RVIP PUGET PARK LLC, - Delaware limited liability company



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209.     RVIP RICHMOND LLC, - Delaware limited liability company

210.     RVIP VALLEY CENTRAL LP, - California limited partnership

211.     RVIP VALLEY CENTRAL MANAGER LLC, - Delaware limited liability company

212.     RVM BRYWOOD LLC, - Delaware limited liability company

213.     RVM CHEROKEE LLC, - Delaware limited liability company

214.     RVM DEVONSHIRE LLC, - Delaware limited liability company

215.     RVM LONG BEACH PLAZA LLC, - Delaware limited liability company

216.     RVM TEN QUIVIRA LLC, - Delaware limited liability company

217.     RVM TQ PAD LLC, - Delaware limited liability company

218.     RVM WILLOW CREEK LLC, - Delaware limited liability company

219.     SANSONE GROUP/DDR LLC - Missouri limited liability company

220. SHEA AND TATUM ASSOCIATES LIMITED PARTNERSHIP - Arizona limited partnership

221.     SHOPPERS WORLD COMMUNITY CENTER, L.P. - Delaware limited partnership

222.     SHORESALES LLC - Delaware limited liability company

223.     SM LTCB ALLENTOWN GP, LLC - Pennsylvania limited liability company

224.     SM LTCB ALLENTOWN, L.P. - Pennsylvania limited partnership

225.     SM NEWCO ANTIOCH, LLC - Delaware limited liability company

226.     SM NEWCO ARLINGTON GP, LLC - Delaware limited partnership

227.     SM NEWCO ARLINGTON, L.P. - Texas limited partnership

228.     SM NEWCO ARLINGTON HEIGHTS, LLC - Delaware limited liability company

229.     SM NEWCO AUGUSTA, LLC - Delaware limited liability company


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230.     SM NEWCO AUSTIN GP, LLC - Delaware limited liability company

231.     SM NEWCO AUSTIN, L.P. - Texas limited partnership

232.     SM LTCB BAYTOWN GP, LLC - Delaware limited liability company

233.     SM LTCB BAYTOWN, L.P. - Texas limited partnership

234.     SM NEWCO BEAUMONT GP, LLC - Delaware limited liability company

235.     SM NEWCO BEAUMONT, L.P. - Texas limited partnership

236.     SM NEWCO BOSSIER CITY, LLC - Delaware limited liability company

237.     SM NEWCO BRADENTON, LLC - Delaware limited liability company

238.     SM NEWCO BURBANK, LLC - Delaware limited liability company

239.     SM NEWCO BURLINGTON, LLC - Delaware limited liability company

240. SM NEWCO BURLINGTON - SHELBURNE ROAD, LLC - Delaware limited liability company

241.     SM NEWCO CASTLETON, LLC - Delaware limited liability company

242.     SM NEWCO CHARLOTTE, LLC - Delaware limited liability company

243.     SM NEWCO CHESAPEAKE, LLC - Delaware limited liability company

244. SM NEWCO CINCINNATI-GLENCROSSING WAY, LLC - Delaware limited liability company

245.     SM NEWCO COLUMBIA, LLC - Delaware limited liability company

246. SM NEWCO COLUMBIA-DIAMOND LANE, LLC - Delaware limited liability company

247.     SM NEWCO CRYSTAL LAKE, LLC - Delaware limited liability company

248.     SM NEWCO DALLAS GP, LLC - Delaware limited liability company

249.     SM NEWCO DALLAS, L.P. - Texas limited partnership

250.     SM NEWCO DANBURY, LLC - Delaware limited liability company



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251.     SM NEWCO DAYTONA BEACH, LLC - Delaware limited liability company

252.     SM NEWCO DOVER, LLC - Delaware limited liability company

253.     SM NEWCO DOWNERS GROVE, LLC - Delaware limited liability company

254.     SM NEWCO DULUTH, LLC - Delaware limited liability company

255.     SM NEWCO EVANSVILLE, LLC - Delaware limited liability company

256.     SM NEWCO FAYETTEVILLE, LLC - Delaware limited liability company

257.     SM NEWCO FORT WAYNE, LLC - Delaware limited liability company

258.     SM NEWCO FRANKLIN, LLC - Delaware limited liability company

259.     SM NEWCO GLEN ALLEN, LLC - Delaware limited liability company

260.     SM NEWCO GLENDALE, LLC - Delaware limited liability company

261.     SM NEWCO HARLINGEN GP, LLC - Delaware limited liability company

262.     SM NEWCO HARLINGEN, L. P. - Texas limited partnership

263.     SM NEWCO HARRISBURG GP, LLC - Delaware limited liability company

264.     SM NEWCO HARRISBURG, L.P. - Pennsylvania limited partnership

265.     SM NEWCO HARVEY, LLC - Delaware limited liability company

266.     SM NEWCO HATTIESBURG, LLC - Delaware limited liability company

267.     SM NEWCO HOUMA, LLC - Delaware limited liability company

268. SM NEWCO HOUSTON - HIGHWAY 6 GP, LLC - Delaware limited liability company

269.     SM NEWCO HOUSTON - HIGHWAY 6, L. P. - Texas limited partnership

270. SM NEWCO HOUSTON - KATY FREEWAY GP, LLC - Delaware limited liability company

271.     SM NEWCO HOUSTON - KATY FREEWAY, L.P. - Texas limited partnership


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272.     SM NEWCO HOUSTON - NORTHWEST FREEWAY GP, LLC - Delaware limited liability company

273.     SM NEWCO HOUSTON - NORTHWEST FREEWAY, L.P. - Texas limited partnership

274. SM NEWCO HOUSTON - TOM BALL PARKWAY GP, LLC - Delaware limited liability company

275.     SM NEWCO HOUSTON - TOM BALL PARKWAY, L.P. - Texas limited partnership

276.     SM NEWCO HUNTSVILLE, LLC - Delaware limited liability company

277.     SM NEWCO KNOXVILLE, LLC - Delaware limited liability company

278.     SM LTCB LAFAYETTE, LLC - Delaware limited liability company

279.     SM NEWCO LAKELAND, LLC - Delaware limited liability company

280.     SM LTCB LANSING, LLC - Delaware limited liability company

281.     SM NEWCO LAREDO, GP, LLC - Delaware limited liability company

282.     SM NEWCO LAREDO, L.P. - Texas limited partnership

283.     SM NEWCO LAS VEGAS, LLC - Delaware limited liability company

284.     SM LTCB LEESBURG, LLC - Delaware limited liability company

285.     SM NEWCO LEWISVILLE GP, LLC - Delaware limited liability company

286.     SM NEWCO LEWISVILLE, L.P. - Texas limited partnership

287.     SM NEWCO LEXINGTON, LLC - Delaware limited liability company

288.     SM NEWCO LONGVIEW GP, LLC - Delaware limited liability company

289.     SM NEWCO LONGVIEW L.P. - Texas limited partnership

290.     SM NEWCO LOUISVILLE, LLC - Delaware limited liability company

291.     SM LTCB LOUISVILLE, LLC - Delaware limited liability company

292. SM NEWCO LOUISVILLE - SHELBYVILLE ROAD, LLC - Delaware limited liability company



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293.     SM NEWCO MANCHESTER, LLC - Delaware limited liability company

294.     SM NEWCO MCALLEN GP, LLC - Delaware limited liability company

295.     SM NEWCO MCALLEN, L. P. - Texas limited partnership

296.     SM LTCB MEMPHIS, LLC - Delaware limited liability company

297.     SM NEWCO MESA, LLC - Delaware limited liability company

298. SM NEWCO MESA - EAST SOUTHERN AVENUE, LLC - Delaware limited liability company

299.     SM NEWCO MESQUITE GP, LLC - Delaware limited liability company

300.     SM NEWCO MESQUITE, L.P. - Texas limited partnership

301.     SM NEWCO METAIRIE, LLC - Delaware limited liability company

302.     SM NEWCO MIDDLETOWN, LLC - Delaware limited liability company

303.     SM NEWCO MIDLOTHIAN, LLC - Delaware limited liability company

304.     SM NEWCO MISHAWAKA, LLC - Delaware limited liability company

305.     SM NEWCO MONTGOMERY, LLC - Delaware limited liability company

306.     SM LTCB MORROW, LLC - Delaware limited liability company

307.     SM NEWCO NAPERVILLE, LLC - Delaware limited liability company

308.     SM LTCB NASHVILLE, LLC - Delaware limited liability company

309.     SM NEWCO NEWINGTON, LLC - Delaware limited liability company

310.     SM NEWCO NORTH CHARLESTON, LLC - Delaware limited liability company

311.     SM NEWCO OAKLAWN, LLC - Delaware limited liability company

312.     SM NEWCO OCALA, LLC - Delaware limited liability company

313.     SM NEWCO ORLANDO, LLC - Delaware limited liability company


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314.     SM NEWCO ORLANDO - EAST COLONIAL DRIVE, LLC - Delaware limited liability company

315. SM NEWCO ORLANDO - WEST COLONIAL DRIVE, LLC - Delaware limited liability company

316.     SM NEWCO OVERLAND PARK, LLC - Delaware limited liability company

317.     SM NEWCO OWENSBORO, LLC - Delaware limited liability company

318.     SM NEWCO PADUCAH, LLC - Delaware limited liability company

319.     SM NEWCO PARAMUS, LLC - Delaware limited liability company

320.     SM NEWCO PEMBROKE PINES, LLC - Delaware limited liability company

321.     SM NEWCO PENSACOLA, LLC - Delaware limited liability company

322.     SM NEWCO POMPANO BEACH, LLC - Delaware limited liability company

323.     SM NEWCO PORT RICHIE, LLC - Delaware limited liability company

324.     SM NEWCO RALEIGH, LLC - Delaware limited liability company

325.     SM NEWCO RICHARDSON GP, LLC - Delaware limited liability company

326.     SM NEWCO RICHARDSON, L.P. - Texas limited partnership

327.     SM NEWCO ST. LOUIS, LLC - Delaware limited liability company

328.     SM LTCB ST. PETERSBURG, LLC - Delaware limited liability company

329.     SM NEWCO SALEM, LLC - Delaware limited liability company

330.     SM NEWCO SAN ANTONIO GP, LLC - Delaware limited liability company

331.     SM NEWCO SAN ANTONIO, L.P. - Texas limited partnership

332.     SM NEWCO SAN FRANCISCO, LLC - Delaware limited liability company

333.     SM NEWCO SCHAUMBURG, LLC - Delaware limited liability company

334.     SM LTCB SHREVEPORT, LLC - Delaware limited liability company



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335.     SM NEWCO SLIDELL LLC - Delaware limited liability company

336.     SM NEWCO SOMERVILLE, LLC - Delaware limited liability company

337.     SM NEWCO SOUTHGATE, LLC - Delaware limited liability company

338.     SM LTCB STUART, LLC - Delaware limited liability company

339.     SM NEWCO SUGAR LAND GP, LLC - Delaware limited liability company

340.     SM NEWCO SUGAR LAND, L.P. - Texas limited partnership

341.     SM NEWCO SWANSEA, LLC - Delaware limited liability company

342.     SM NEWCO TAMPA, LLC - Delaware limited liability company

343.     SM NEWCO TUCKER, LLC - Delaware limited liability company

344.     SM NEWCO TYLER GP, LLC - Delaware limited liability company

345.     SM NEWCO TYLER, L.P. - Texas limited partnership

346.     SM NEWCO WARR ACRES, LLC - Delaware limited liability company

347.     SM NEWCO WAUKEGAN, LLC - Delaware limited liability company

348.     SM NEWCO WAYNE, LLC - Delaware limited liability company

349.     SM NEWCO WEST MELBOURNE, LLC - Delaware limited liability company

350.     SM NEWCO WESTLAND, LLC - Delaware limited liability company

351.     SM NEWCO WILKES BARRE GP, LLC - Delaware limited liability company

352.     SM NEWCO WILKES BARRE, L.P. - Pennsylvania limited partnership

353.     SM NEWCO WOODLANDS GP, LLC - Delaware limited liability company

354.     SM NEWCO WOODLANDS, L.P. - Texas limited partnership

355.     SUN CENTER LIMITED - Ohio limited liability company


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356.     TANASBOURNE LIMITED LIABILITY COMPANY - Ohio limited liability company

357.     TECH CENTER 29 LIMITED PARTNERSHIP, - Maryland limited partnership

358. TECH CENTER 29 PHASE II LIMITED PARTNERSHIP, - Maryland limited partnership

359. TECH CENTER DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP, - Maryland limited partnership

360.     TECH RIDGE COVENTRY LLC, - a Delaware limited liability company

361.     TFCM ASSOCIATES, LLC - Utah limited liability company

362.     TFCML, INC., - Idaho corporation

363.     THE PLAZA AT SUNSET HILLS, L.L.C. -  Missouri limited liability company

364. THE SHOPPES AT SUNSET HILLS, L.L.C. - Missouri limited liability company

365.     TOWN CENTER PLAZA, L.L.C. - Delaware limited liability company

366.     UNIVERSITY SQUARE ASSOCIATES, LTD. - Utah limited partnership

367. USAA INCOME PROPERTIES IV TRUST, a trust organized and existing in Massachusetts

368.     VFP INVESTMENTS, LLC - Nevada limited liability company

369.     VIDALAKIS INVESTMENT COMPANY, LTD. - Utah limited partnership

370.     VIDALAKIS INVESTMENT COMPANY II, LTD. - Utah limited partnership



                                    Page 18